J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

( the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated March 30, 2026

to the current Summary Prospectuses,

Prospectuses and Statement of Additional Information (“SAI”), as supplemented

Effective April 1, 2026, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Daniel Bloomgarden	2025	Managing Director
Grace Koo	2014	Managing Director
Gary Herbert	2026	Managing Director

In addition, the “The Fund’s Management and Administration — The Portfolio Managers — Global Allocation Fund” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

The Fund is managed by JPMIM’s Multi-Asset Solutions Team (MAS), with primary responsibility held by Daniel Bloomgarden, Grace Koo, and Gary Herbert. Daniel Bloomgarden, Managing Director is the Global Director of Research for MAS, he joined JPMIM in 2015 and became a portfolio manager of the Fund in 2025, having previously worked as a senior research analyst and portfolio manager in the U.S. Equity Team. Grace Koo, Managing Director, Global Co-Head of Total Return & Risk Managed Strategies, joined the firm in 2007, became a member of MAS in 2011, and has managed the Fund since 2014. Gary Herbert, Managing Director and CFA charterholder, is the CIO for North America of MAS a role he assumed in 2026 after serving as Co-CIO since 2023. He joined JPMIM in 2020 and has been a portfolio manager of the Fund since 2026. Prior to joining JPMIM, Mr. Herbert was Head of Global Credit at Brandywine Global LLC. The portfolio managers are responsible for establishing and monitoring the Fund’s strategy and tactical allocations, focusing on portfolio construction, investment strategy selection, and risk management. They are supported by multiple specialist teams who help implement the Fund’s strategies within the parameters set by the portfolio management team.

Effective April 1, 2026, the information in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Global Allocation Fund
Daniel Bloomgarden	0	0	0	0	0	0
Grace Koo	8	13,427,275	1	98,721	0	0
Gary Herbert	12	21,190,212	18	28,263,254	4	2,518,515

SUP-GAL-PM-326

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Global Allocation Fund
Daniel Bloomgarden	0	0	0	0	0	0
Grace Koo	0	0	0	0	0	0
Gary Herbert	0	0	0	0	1	3,364,448

In addition, effective April 1, 2026, the information in the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section of the SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Aggregate Dollar Range of Securities in the Fund
	None	$1— $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Global Allocation Fund
Daniel Bloomgarden	X
Grace Koo					X
Gary Herbert	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE